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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

          CURRENT REPORT FOR ISSUERS SUBJECT TO THE 1934 ACT REPORTING
                                  REQUIREMENTS

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2000
                                                           -------------

                              WESTERGAARD.COM, INC.
             (Exact name of registrant as specified in its charter)


Delaware                                                       52-2002729
--------                                -----------           -----------
(State or other                         (Commission          (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)


560 West 43rd Street, New York                                      10036
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 947-1999

                                       N/A
          (Former name or former address, if changed since last report)

Item 6.  Resignations of Registrant's Directors

Registrant's former Chairman of the Board of Directors, John Westergaard has resigned due to personal health related reasons. John Westergaard was also the Editorial Director and Founder of Registrant. Registrant is not aware of any disagreement between the resigning director and Registrant.